Shareholders' Equity (Deficit)	6 Months Ended
Jun. 30, 2023
Shareholders’ Equity (Deficit) [Abstract]
Shareholders’ equity (deficit)

11. Shareholders’ equity (deficit)

Immediately prior to the completion of the initial public offering (“IPO”) on July 12, 2022, the Company adopted a dual-class share structure, consisting of Class A ordinary shares and Class B ordinary shares, with par value of US$0.0001 per share. 57,178,154 ordinary shares, beneficially owned by Mr. Jianping Kong and Mr. Qifeng Sun, the founders of the Company, were re-designated into Class B ordinary shares on a one-for-one basis, and the remaining 46,611,846 ordinary shares were re-designated into Class A ordinary shares on a one-for-one basis.

Each Class A ordinary share is entitled to one vote per share and each Class B ordinary share is entitled to 15 votes per share. Each Class B ordinary share is convertible at any time into one Class A ordinary share, while Class A ordinary shares are not convertible into Class B ordinary shares.

On July 14, 2022, the Company completed the IPO with new issuance of totaling 1,770,000 ADSs representing 3,540,000 Class A ordinary shares at a price of US$11.50 per ADS or US$5.75 per ordinary share for gross proceeds of approximately US$20.4 million. The Company received all the net proceeds of approximately US$16.6 million after deducting underwriting discounts and commissions and other offering expenses by July 14, 2022.

On September 30, 2022, the Company completed the supplemental offering with new issuance of totaling 2,083,334 ADSs representing 4,166,668 Class A ordinary shares at price of US$2.40 per ADS or US$1.20 per share for gross proceeds of approximately US$5.0 million. The Company received all the net proceeds of approximately US$4.5 million after deducting underwriting discounts and commissions and other offering expenses by October 5, 2022.

As of December 31, 2022 and June 30, 2023, there were 111,496,668 and 111,496,668 ordinary shares issued and outstanding, respectively.